UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2006.

XINHUA CHINA LTD. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	000-33195 (Commission File Number)	88-0437644 (IRS Employer Identification No.)

A-11 Chaowai Men Property Trade Center Office Building, No. 26 Chaoyangmen Wai St., Chaoyang District, Beijing, P.R. China (Address of principal executive offices)	100020 (Zip Code)

Registrant's telephone number, including area code 86-10-85656588

NA (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 19, 2006, Mr. Peter Shandro, a director of Xinhua China Ltd. (the “Company”) was appointed as the Vice President Business Strategy for the Company to assist in the launch and management of the Company’s digital media strategy.

Previously, from 1999 to 2003, Mr. Shandro was a founder, CEO and director of XML Global Technology, a publicly traded software company specializing in data transformation and web-based transactional solutions. He has extensive experience in guiding early stage companies and business restructuring.

In addition, on May 19, 2006, Mr. Clement Wu, a director and CFO of the Company was also appointed as the Company’s Secretary and Treasurer.

On June 8, 2006, Mr. Edward Wong resigned as a director of the Company, which resignation was accepted by the Board of Directors of the Company on June 9, 2006.

ITEM 8.01  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases attached hereto as Exhibits 99.1 and 99.2.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated May 30, 2006.
Exhibit 99.2	Press Release dated June 6, 2006.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 13, 2006

                                                                                                          XINHUA CHINA LTD.

                                                                                                          By:       /s/ Clement Wu
                                                                                                          Name:  Clement Wu
                                                                                                          Title:     CFO and a Director

EXHIBIT INDEX

Number	Exhibit	Sequential Page Number
Exhibit 99.1	Press Release dated May 30, 2006.	4
Exhibit 99.2	Press Release dated June 6, 2006	6